UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2014

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2014

MASTERS 100 FUND
Performance & Portfolio Discussion

Dear Shareholder:

The 3rd quarter of 2014 was one of the worst in the fund’s history.  While the S&P 500 was up 1.13%, the fund lost 7.63%.

However, an adjustment was made in October so that performance in the 4th quarter beat the S&P 500 by a small amount – 5.47% to 4.93%.

All investors face periods where their style seems to be out of favor.  In the 3rd quarter, Justin Uyehara, an investor for whom I have the greatest respect, and a long-time member of the team that I use to steer this fund, delivered his worst performance in over 12 years.

Justin’s weighting in the fund had been steadily increasing over the years when he performed well for our fund, so when his returns took a downturn, it affected a big enough portion of the fund to adversely impact overall fund returns, even though other members of the team did well.

Justin was attempting to follow my advice to improve his returns by reducing his trading. In the past, Justin has quickly sold positions that turned against him. This kept losses small but resulted in a very high turnover rate.

My analysis showed that often the small losses would reverse themselves and would have become profitable so I coached Justin to have more confidence in his stock selections by waiting a little longer before selling off a losing position.

My hope was to reduce the fund’s turnover without impacting performance thereby reducing commissions expense and perhaps turning more of the fund’s gains into long-term capital gains.

In the 3rd quarter, several of Justin’s larger biotech positions suffered setbacks. Although the stocks have since mostly recovered, we held the positions throughout the downturn and recovery thus making the fund more volatile. The experience has convinced me to advise Justin to go back to the investment style that has worked best for him over the past 12 years.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain per formance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.04% including 0.09% for AFFE ratio as of October 28, 2014.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Semi-Annual Report - 1

	QUARTER
As of 12/31/2014	3/31/14	6/30/14	9/30/14	12/31/14
Masters 100 Fund	0.09%	-2.42%	-7.63%	5.47%
MARKET INDICES
DJIA	-0.15%	2.83%	1.87%	5.20%
S&P 500	1.81%	5.23%	1.13%	4.93%
NASDAQ	0.84%	5.32%	2.24%	5.76%

	CUMULATIVE
As of 12/31/2014	1 MONTH	3 MONTHS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	3.09%	5.47%	-4.84%	-4.84%	19.56%	23.08%	16.73%	56.06%
MARKET INDICES
DJIA	0.12%	5.20%	10.04%	10.04%	57.28%	94.44%	114.10%	161.90%
S&P 500	-0.25%	4.93%	13.69%	13.69%	74.60%	105.14%	109.47%	142.97%
NASDAQ	-1.08%	5.76%	14.83%	14.81%	89.44%	122.02%	142.67%	193.00%

	ANNUALIZED
As of 12/31/2014	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	6.14%	4.24%	1.56%	3.44%
MARKET INDICES
DJIA	16.29%	14.22%	7.91%	7.59%
S&P 500	20.41%	15.45%	7.67%	6.98%
NASDAQ	23.69%	17.28%	9.26%	8.51%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Diversification does not prevent a loss or guarantee a profit.

Returns assume reinvestment of dividends and distributions.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://www.masters100fund.com/. The Fund’s total expense ratio was 2.06% (including 1.95% paid to the adviser and 0.11% for acquired fund fees and expenses) as of October 28, 2013.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, taxation, and different

Semi-Annual Report - 2

accounting and financial standards. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 24, 2015

Semi-Annual Report - 3

Fund Holdings by Sector* (Unaudited)

*	Percent of Total Net Assets.
**	Net of cash equivalents and liabilities in excess of other assets .

Growth of $10,000 (Unaudited)

Semi-Annual Report - 4

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2014

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2014 to
	July 1, 2014	December 31, 2014	December 31, 2014
Actual	$1,000.00	$ 974.30	$9.70

Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.38	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report - 6

MASTERS 100 FUND

Financial Statements as of
December 31, 2014 (Unaudited)

• Portfolio of Investments
• Statement of Assets and Liabilities
• Statement of Operations
• Statements of Changes in Net Assets
• Financial Highlights
• Notes to the Financial Statements

Semi-Annual Report - 7

Portfolio of Investments
December 31, 2014 (Unaudited)
		Shares	Market Value
COMMON STOCKS - 79.8%			$4,985,419
(Cost $4,534,771)

ACCOMMODATION AND FOOD SERVICES - 0.3%			16,805
SAFM	SANDERSON FARMS, INC.	200	16,805

ADMINISTRATIVE AND SUPPORT - 1.7%			106,288
OWW	ORBITZ WORLDWIDE, INC.*	7,600	62,548
SREV	SERVICESOURCE INTERNATIONAL LLC*	1,400	6,552
WNS	WNS HOLDINGS, LTD. - ADR*	1,800	37,188

CONSTRUCTION - 0.5%			30,576
HLX	HELIX ENERGY SOLUTIONS GROUP, INC.*	800	17,360
XIN	XINYUAN REAL ESTATE CO., LTD. - ADR	5,600	13,216

FINANCE AND INSURANCE - 6.3%			393,834
AIZ	ASSURANT, INC.	400	27,372
EFSC	ENTERPRISE FINANCIAL SERVICES CORP.	200	3,946
FNMA	FEDERAL NATIONAL MORTGAGE ASSOCIATION*	5,200	10,686
GNW	GENWORTH FINANCIAL, INC.*	10,000	85,000
IBN	ICICI BANK, LTD. - ADR	4,000	46,200
JPM	JPMORGAN CHASE & CO.	200	12,516
MET	METLIFE, INC.	400	21,636
MS	MORGAN STANLEY	800	31,040
PJC	PIPER JAFFRAY COS.*	400	23,236
PFG	PRINCIPAL FINANCIAL GROUP, INC.	400	20,776
TMK	TORCHMARK CORP.	200	10,834
UIHC	UNITED INSURANCE HOLDINGS CORP.	600	13,170
UVE	UNIVERSAL INSURANCE HOLDINGS, INC.	2,200	44,990
WFC	WELLS FARGO & CO.	400	21,928
WRB	WR BERKLEY CORP.	400	20,504

HEALTH CARE AND SOCIAL ASSISTANCE - 2.3%			141,662
KERX	KERYX BIOPHARMACEUTICALS, INC.*	6,400	90,560
OMED	ONCOMED PHARMACEUTICALS, INC.*	200	4,352
ONVO	ORGANOVO HOLDINGS, INC.*	1,000	7,250
PSTI	PLURISTEM THERAPEUTICS, INC.*	15,800	39,500

INFORMATION - 8.3%			516,068
EGHT	8X8, INC.*	1,200	10,992
AKAM	AKAMAI TECHNOLOGIES, INC.*	400	25,184
ALU	ALCATEL-LUCENT - ADR*	2,600	9,230
ADNC	AUDIENCE, INC.*	600	2,640
BBRY	BLACKBERRY, LTD.*	13,600	149,328
CASM	CAS MEDICAL SYSTEMS, INC.*	800	1,320
CTRX	CATAMARAN CORP.*	200	10,350
CHGG	CHEGG, INC.*	400	2,764
CKSW	CLICKSOFTWARE TECHNOLOGIES, LTD.*	1,000	7,180

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 8

MASTERS 100 FUND

DWCH	DATAWATCH CORP.*	400	3,596
GSB	GLOBALSCAPE, INC.	1,200	2,664
GTT	GTT COMMUNICATIONS, INC.*	4,600	60,858
HPQ	HEWLETT-PACKARD CO.	800	32,104
HMSY	HMS HOLDINGS CORP.*	600	12,684
IMN	IMATION CORP.*	1,000	3,790
IIJI	INTERNET INITIATIVE JAPAN, INC. - ADR	200	2,000
JIVE	JIVE SOFTWARE, INC.*	200	1,206
MRIN	MARIN SOFTWARE, INC.*	600	5,076
NSR	NEUSTAR, INC. - CLASS A*	1,200	33,360
P	PANDORA MEDIA, INC.*	1,600	28,528
RHT	RED HAT, INC.*	200	13,828
SQI	SCIQUEST, INC.*	200	2,890
STRZA	STARZ - CLASS A*	800	23,760
TNGO	TANGOE, INC.*	1,200	15,636
TQNT	TRIQUINT SEMICONDUCTOR, INC.*	2,000	55,100

MANUFACTURING - 27.6%			1,721,701
ACCO	ACCO BRANDS CORP.*	1,000	9,010
ACHN	ACHILLION PHARMACEUTICALS, INC.*	600	7,350
AMRS	AMYRIS, INC.*	1,600	3,296
ARNA	ARENA PHARMACEUTICALS, INC.*	1,600	5,552
ARQL	ARQULE, INC.*	2,600	3,172
BCRX	BIOCRYST PHARMACEUTICALS, INC.*	1,200	14,592
CSII	CARDIOVASCULAR SYSTEMS, INC.*	200	6,016
CEMP	CEMPRA, INC.*	3,200	75,232
CLFD	CLEARFIELD, INC.*	1,400	17,234
CLRX	COLLABRX, INC.*	800	504
CMC	COMMERCIAL METALS CO.	600	9,774
UAN	CVR PARTNERS LP	1,000	9,740
CYAN	CYANOTECH CORP.*	7,200	49,104
CYTK	CYTOKINETICS, INC.*	800	6,408
DSCI	DERMA SCIENCES, INC.*	2,400	22,344
DPRX	DIPEXIUM PHARMACEUTICALS, INC.*	2,600	29,601
DTSI	DTS, INC.*	800	24,600
ESIO	ELECTRO SCIENTIFIC INDUSTRIES, INC.	200	1,552
ENPH	ENPHASE ENERGY, INC.*	1,000	14,290
FEIM	FREQUENCY ELECTRONICS, INC.*	3,200	36,576
GILD	GILEAD SCIENCES, INC.*	600	56,556
HALO	HALOZYME THERAPEUTICS, INC.*	23,600	227,740
ICCC	IMMUCELL CORP.*	400	1,944
IFNNY	INFINEON TECHNOLOGIES AG - ADR	200	2,130
IPHI	INPHI CORP.*	400	7,392
ISSI	INTEGRATED SILICON SOLUTION, INC.	1,800	29,826
INTC	INTEL CORP.	600	21,774
IO	ION GEOPHYSICAL CORP.*	1,200	3,300
ITT	ITT CORP.	1,600	64,736
IXYS	IXYS CORP.	3,800	47,880
JKS	JINKOSOLAR HOLDING CO. LTD. - ADR*	1,200	23,652
KBIO	KALOBIOS PHARMACEUTICALS, INC.*	1,000	1,730
KE	KIMBALL ELECTRONICS, INC.*	800	9,616
KBAL	KIMBALL INTERNATIONAL, INC. - CLASS B	1,000	9,120
KMG	KMG CHEMICALS, INC.	2,000	40,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 9

LRCX	LAM RESEARCH CORP.	400	31,736
LSCC	LATTICE SEMICONDUCTOR CORP.*	3,200	22,048
LOGI	LOGITECH INTERNATIONAL S.A.	200	2,686
LXU	LSB INDUSTRIES, INC.*	2,000	62,880
MNK	MALLINCKRODT PLC*	938	92,890
MU	MICRON TECHNOLOGY, INC.*	200	7,002
MNTA	MOMENTA PHARMACEUTICALS, INC.*	6,600	79,464
MOSY	MOSYS, INC.*	2,400	4,488
NANO	NANOMETRICS, INC.*	200	3,364
NR	NEWPARK RESOURCES, INC.*	2,000	19,080
ONNN	ON SEMICONDUCTOR CORP.*	2,400	24,312
ONTY	ONCOTHYREON, INC.*	2,800	5,320
PEIX	PACIFIC ETHANOL, INC.*	4,000	41,320
PTIE	PAIN THERAPEUTICS, INC.*	1,800	3,654
PRTK	PARATEK PHARMACEUTICALS, INC.	2,000	77,100
PDFS	PDF SOLUTIONS, INC.*	200	2,972
RDHL	REDHILL BIOPHARMA LTD - ADR*	3,200	42,656
RWC	RELM WIRELESS CORP.*	1,200	5,760
SOL	RENESOLA, LTD. - ADR*	2,600	3,666
RNF	RENTECH NITROGEN PARTNERS LP	8,800	92,488
RFMD	RF MICRO DEVICES, INC.*	400	6,636
ROSG	ROSETTA GENOMICS, LTD.*	1,000	2,260
RTEC	RUDOLPH TECHNOLOGIES, INC.*	200	2,046
SRPT	SAREPTA THERAPEUTICS, INC.*	600	8,682
SSH	SUNSHINE HEART, INC.*	600	2,544
STRN	SUTRON CORP.*	400	2,000
TTM	TATA MOTORS, LTD. - ADR	1,000	42,280
TTPH	TETRAPHASE PHARMACEUTICALS, INC.*	1,600	63,536
TBIO	TRANSGENOMIC, INC.*	800	1,608
TSL	TRINA SOLAR LTD. - ADR*	1,200	11,112
TSN	TYSON FOODS, INC. - CLASS A	400	16,036
X	UNITED STATES STEEL CORP.	800	21,392
VLO	VALERO ENERGY CORP.	400	19,800
ZHNE	ZHONE TECHNOLOGIES, INC.*	2,000	3,540

MINING, QUARRYING, & OIL & GAS EXTRACTION - 3.9%			245,369
ALJ	ALON USA ENERGY, INC.	9,896	125,383
ANR	ALPHA NATURAL RESOURCES, INC.*	9,000	15,030
ACI	ARCH COAL, INC.	2,400	4,272
MPC	MARATHON PETROLEUM CORP.	200	18,052
PGN	PARAGON OFFSHORE PLC	4,800	13,296
PBR	PETROLEO BRASILEIRO S.A. - ADR	9,000	65,700
PDS	PRECISION DRILLING CORP.	600	3,636

PROFESSIONAL, SCIENTIFIC, & TECHNICAL SERVICES - 13.5%			843,574
AKAO	ACHAOGEN, INC.*	4,400	57,420
ANTH	ANTHERA PHARMACEUTICALS, INC.*	1,000	1,580
ARWR	ARROWHEAD RESEARCH CORP.*	600	4,428
BLUE	BLUEBIRD BIO, INC.*	1,600	146,752
CBM	CAMBREX CORP.*	2,600	56,212
CIMT	CIMATRON, LTD.*	600	5,298
CTSH	COGNIZANT TECHNOLOGY SOLUTIONS CORP. -
	CLASS A*	200	10,532

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 10

MASTERS 100 FUND

JCS	COMMUNICATIONS SYSTEMS, INC.	400	4,276
COUP	COUPONS.COM, INC.*	3,442	61,096
ESPR	ESPERION THERAPEUTICS, INC.*	1,200	48,528
EXAS	EXACT SCIENCES CORP.*	400	10,976
GY	GENCORP, INC.*	4,600	84,180
G	GENPACT, LTD.*	600	11,358
MIFI	NOVATEL WIRELESS, INC.*	2,200	7,084
NVAX	NOVAVAX, INC.*	20,600	122,158
PACB	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.*	13,600	106,624
PRFT	PERFICIENT, INC.*	400	7,452
RMBS	RAMBUS, INC.*	600	6,654
RGDO	REGADO BIOSCIENCES, INC.*	400	365
SALE	RETAILMENOT, INC.*	2,600	38,012
SQNM	SEQUENOM, INC.*	1,600	5,920
SWI	SOLARWINDS, INC.*	200	9,966
SLH	SOLERA HOLDINGS, INC.	200	10,236
STRM	STREAMLINE HEALTH SOLUTIONS, INC.*	1,000	4,330
TLOG	TETRALOGIC PHARMACEUTICALS CORP.*	153	737
TRVN	TREVENA, INC.*	200	1,196
YHOO	YAHOO!, INC.*	400	20,204

RETAIL TRADE - 4.3%			270,636
CENT	CENTRAL GARDEN AND PET CO.*	1,600	14,048
DANG	E-COMMERCE CHINA DANGDANG, INC. - ADR*	4,800	44,592
EVLV	EVINE LIVE, INC.*	8,800	57,992
NGVC	NATURAL GROCERS BY VITAMIN COTTAGE, INC.*	2,800	78,876
OSTK	OVERSTOCK.COM, INC.*	2,400	58,248
SFM	SPROUTS FARMERS MARKET, INC.*	200	6,796
WFM	WHOLE FOODS MARKET, INC.	200	10,084

TRANSPORTATION AND WAREHOUSING - 10.7%			672,026
ALK	ALASKA AIR GROUP, INC.	200	11,952
AAL	AMERICAN AIRLINES GROUP, INC.	10,000	536,300
DPM	DCP MIDSTREAM PARTNERS LP	400	18,172
DRYS	DRYSHIPS, INC.*	1,400	1,484
NMM	NAVIOS MARITIME PARTNERS LP	2,600	26,442
SXE	SOUTHCROSS ENERGY PARTNERS LP	1,800	28,620
LUV	SOUTHWEST AIRLINES CO.	800	33,856
SMLP	SUMMIT MIDSTREAM PARTNERS LP	400	15,200

WHOLESALE TRADE - 0.4%			26,880
MMLP	MARTIN MIDSTREAM PARTNERS LP	1,000	26,880

PARTNERSHIPS & TRUST - 1.1%			68,802
(Cost $69,140)

REAL ESTATE AND RENTAL AND LEASING - 1.1%			68,802
CMO	CAPSTEAD MORTGAGE CORP.	1,800	22,104
CXP	COLUMBIA PROPERTY TRUST, INC.	800	20,280
HCP	HCP, INC.	600	26,418

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 11

INVESTMENT COMPANIES - 3.6%			225,628
(Cost $239,940)
SCIN	EGSHARES INDIA SMALL CAP ETF	1,800	30,600
IFN	INDIA FUND, INC. (THE)	1,800	46,458
BRF	MARKET VECTORS BRAZIL SMALL-CAP	1,600	33,712
XIV	VELOCITYSHARES DAILY INVERSE VIX
	SHORT TERM ETN*	800	24,912
EPI	WISDOMTREE INDIA EARNINGS FUND	1,400	30,870

DXJ	WISDOMTREE JAPAN HEDGED EQUITY FUND	1,200	59,076

MONEY MARKET FUNDS - 15.1%			941,078
(Cost $941,078)
DFDXX	DAILY INCOME FUND - MONEY
	MARKET PORTFOLIO, 0.01%^	941,078	941,078

TOTAL INVESTMENT SECURITIES - 99.6%			6,220,927
(Cost $5,784,929)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%			22,541
NET ASSETS - 100.0%			$6,243,468

*	Non-income producing security.
ADR - American Depository Receipt
^	Seven day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 12

MASTERS 100 FUND

Statement of Assets and Liabilities
December 31, 2014 (Unaudited)

ASSETS
Investment, at cost	$5,784,929
Investment, at value (Note 2)	$6,220,927
Interest and dividends receivable	4,792
Receivable for portfolio investments sold	178,331
Receivable for capital shares sold	13
TOTAL ASSETS	6,404,063

LIABILITIES
Payable for portfolio investments purchased	124,664
Payable for capital shares redeemed	24,784
Accrued investment advisory fee	8,575
Accrued administrative fee	2,572
TOTAL LIABILITIES	160,595

NET ASSETS	$6,243,468
Net assets consist of:
Paid in capital	$14,547,426
Accumulated net loss	(41,881)
Accumulated net realized loss from security transactions	(8,698,075)
Net unrealized appreciation on investments	435,998
Net assets	$6,243,468

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	623,393

Net asset value, offering price and redemption
price per share (Note 2)	$10.02

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 13

Statement Of Operations
Six Months Ended December 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income (net of withholding tax $116)	$29,563
Interest income	39
TOTAL INVESTMENT INCOME	29,602

EXPENSES
Investment advisory fees (Note 4)	54,987
Administrative fees (Note 4)	16,496
TOTAL EXPENSES	71,483

NET INVESTMENT LOSS	(41,881)

REALIZED AND UNREALIZED GAINS(LOSS) ON INVESTMENTS
Net realized loss on investments	(279,757)
Capital gain distribution from other investment companies	7,287
Net change in unrealized
appreciation/depreciation on investments	65,819

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS	(206,651)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(248,532)

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND
Statement of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/14	Ended
	(Unaudited)	6/30/14
FROM OPERATIONS:
Net investment loss	$(41,881)	$(104,082)
Net realized gain (loss) from investments sold	(279,757)	1,383,841
Capital gain distribution from
other investment companies	7,287	—
Net change in unrealized
appreciation/depreciation on investments	65,819	(101,811)
Net increase (decrease) in net assets
resulting from operations	(248,532)	1,177,948

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(139,727)	—

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,160	224,032
Net asset value of shares issued to shareholders
in reinvestment of distributions	139,011	—
Payments of shares redeemed	(1,395,751)	(1,323,560)
Net decrease in net assets
from capital share transactions	(1,250,580)	(1,099,528)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,638,839)	78,420

NET ASSETS:
Beginning of period/year	7,882,307	7,803,887
End of period/year	$6,243,468	$7,882,307
Undistributed Net Investment
Income/(Accumulated net loss)	$(41,881)	$139,727

Capital Share Activity
Shares sold	627	21,767
Shares issued in reinvestment of
distributions to shareholders	14,301	—
Shares redeemed	(142,862)	(129,364)
Net decrease in shares outstanding	(127,934)	(107,597)
Shares outstanding, beginning of period/year	751,327	858,924
Shares outstanding, end of period/year	623,393	751,327

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 15

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Six Months
	Ended		Year		Year		Year		Year		Year
	12/31/14		Ended		Ended		Ended		Ended		Ended
	(Unaudited)		6/30/14		6/30/13		6/30/12		6/30/11		6/30/10
Net asset value at
beginning of period/year	$10.49		$9.09		$9.53		$10.10		$7.96		$7.71

Income from
Investment operations:
Net investment loss	(0.06)		(0.13	)(1)	(0.05	)(1)	(0.06	)(1)	(0.09	)(1)	(0.07)
Net realized and unrealized
gain (loss) on investments	(0.22)		1.53		(0.24)		(0.16)		2.25		0.39
Total from
investment operations	(0.28)		1.40		(0.29)		(0.22)		2.16		0.32

Less distributions from:
Net Investment Income	(0.19)		—		(0.15)		(0.35)		(0.02)		(0.07)

Payments by affiliates	—		—		—		—		—		— (2)

Net asset value at
end of period/year	$10.02		$10.49		$9.09		$9.53		$10.10		$7.96

Total Return	(2.57	)%(4)	15.40%		(3.03)%		(1.82)%		27.12%		4.02%
Net assets at end
of period/year (millions)	$6.2		$7.9		$7.8		$10.0		$13.2		$15.4
Ratio of expenses
to average net assets:	1.95	%(3)	1.95%		1.95%		1.95%		1.81%		1.95%
Ratio of net investment
loss to average
net assets:	(1.14	)%(3)	(1.26)%		(0.5)%		(0.59)%		(0.76)%		(0.74)%
Portfolio turnover rate	65	%(4)	566%		615%		765%		472%		302%

(1)	Calculated using average shares outstanding method.
(2)	Less than $0.01 per share.
(3)	Annualized.
(4)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index®”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and
(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report - 17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2014, the Fund held securities of 172 issuers across 15 sectors represented by the North American Industry Classification System (“NAICS”). Thus, erroneous fair values of one or even several securities are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.  As of December 31, 2014, the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

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MASTERS 100 FUND

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock^	$4,985,419	$—	$—	$4,985,419
Partnerships & Trusts^	68,802	—	—	68,802
Investment Companies	225,628	—	—	225,628
Cash Equivalents	941,078	—	—	941,078
Total Investments in Securities	$6,220,927	$—	$—	$6,220,927

^  See Portfolio of Investments for industry detail.

The Fund did not have transfers into or out of Level 1, 2 or 3.  Transfer between levels are recognized at December 31, 2014, the end of the reporting period.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2014, the Fund deferred, on a tax basis, no post-October losses.  At June 30, 2014, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$1,098,164	$—	$1,098,164	6/30/2017
6,513,544	—	6,513,544	6/30/2018
$7,611,708	$—	$7,611,708

Semi-Annual Report - 19

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and California State and Delaware State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2014 are summarized below:

Purchases	$4,150,554
Sales	$5,606,798

There were no purchases or sales of long-term U.S. Government securities.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the

Semi-Annual Report - 20

MASTERS 100 FUND

provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2014, the Fund incurred $54,987 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the six months ended December 31, 2014, the Fund incurred administration fees of $16,496.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

The tax character of the distributions paid for the six months ended December 31, 2014 and the fiscal year ended June 30, 2014 were as follows:

	December 31, 2014	June 30, 2014
Distributions paid from:
Ordinary income	$139,727.00	$0
	$139,727.00	$0

Semi-Annual Report - 21

At June 30, 2014, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund

Unrealized appreciation	$489,685
Unrealized depreciation	(933,403)
Net unrealized appreciation on investments	$(443,718)

At June 30, 2014 the cost of investments for federal income tax purposes was $8,227,663.

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$139,727
Capital loss carryforward (Note2)	(7,611,708)
Unrealized appreciation	(443,718)
$(7,915,699)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales partnership adjustments.

U.S. GAAP requires that permanent book-to-tax differences to be reclassified among the component of net assets. These reclassifications have no effect on net assets or NAV.

For the fiscal year ended June 30, 2014, the following reclassifications were made:

Undistributed net investment income	$248,576
Accumulated net realized loss	$(249,065)
Paid in capital	$489

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MASTERS 100 FUND

Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 14, 2014 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning the Adviser and the Advisory Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning the Adviser’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning the Adviser and the Administration Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Administration Agreement;

WHEREAS, the Board requested (via the Adviser) and evaluated, and the Distributor furnished, such information concerning the Distributor and the Distribution Agreement between MCM and the Distributor with respect to the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Distribution Agreement;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM, including, but not limited to, a review of the complexity of the services provided and whether the services are provided in a satisfactory and efficient manner;

(ii)
the Fund’s investment performance during the past year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment strategies and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including [Marketocracy Data Services LLC], from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies;

(vi)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to the Fund or MCM in return for allocating Fund brokerage, or (b) the Administration Agreement;

Semi-Annual Report - 23

(vii)	the appropriateness of the advisory fees paid by the Fund to MCM;
(viii)	the nature of the Fund’s investments;
(ix)	the changing climate in the financial services industry;
(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income; and
(xii)	the need to provide sufficient incentives to the beneficial owners and employees of MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100;

(ii)
in general, although the Fund’s performance has been lagging its benchmark and peers, MCM has been taking steps in an effort to improve performance, and the Board will continue to monitor performance closely;

(iii)
MCM’s costs in providing its investment advisory services (a) have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	as the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the shareholders;
(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $123,869 for the fiscal year ended June 30, 2014) to fees charged by the investment advisers of 25 other mutual funds of similar size in the US OE Mid-Cap Blend category indicated that (a) MCM’s fee level was near the middle of the fourth quartile for such peer group and significantly higher than the peer group’s median and average advisory fees, the Fund’s 1.50% versus the peer group’s 0.99% median and the 0.92% average, (b) the Fund’s total annual expenses of 1.95% of the Fund’s average annual net assets were near the top of the fourth quartile for such peer group and were significantly higher than the peer group median and average, the Fund’s 1.95% versus the peer group’s 1.19% median and 1.50% average, and (c) the Fund’s current net assets of approximately $8.3 million were lower than the $8.6 million median and $10.6 million average for the peer group;

Semi-Annual Report - 24

MASTERS 100 FUND

(vi)
MCM derived and would derive benefits from its advisory relationship with the Fund of (a) approximately $101,896 annually (or approximately 1.2% of the Fund’s average annual assets for its fiscal year ended June 30, 2014) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (b) 0.45% of the Fund’s average annual net assets (approximately $37,161 for the same fiscal year) through providing administrative services to the Fund pursuant to the Administration Agreement;

(vii)
the investment advisory fees received and to be received by MCM were high but nevertheless appropriate given the nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM;

(viii)
the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 16 sectors of the North American Industry Classification system with nearly 160 different issuers at any one time;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund industry scandals;

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of economic and credit crises, terrorist attacks and Middle East conflicts; and

(xii)
the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management;

WHEREAS, the Board of Trustees found, among other things, that the advisory fees to be paid by the Fund to MCM and the proposed expenses of the Fund were within the range of the relevant peer group and were reasonable in view of all of the facts and circumstances and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund’s shareholders, and that the continuation of the Advisory Agreement, including the payment of the advisory fees thereunder to MCM, through December 12, 2015, be, and it hereby is, authorized and approved.

Semi-Annual Report - 25

Privacy Notice

Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us verbally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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MASTERS 100 FUND

(This Page Intentionally Left Blank.)

Semi-Annual Report - 27

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

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MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Not applicable.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marketocracy Masters 100 Fund

By            /s/Kendrick W. Kam
                 Kendrick W. Kam, President & Treasurer

Date        2/26/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/Kendrick W. Kam
                 Kendrick W. Kam, President & Treasurer

Date        2/26/2015